28 APRIL 2022 | NYSE:NREF

1Q 2022 FINANCIAL SUPPLEMENT

NEXPOINT
REAL ESTATE FINANCE

CAUTIONARY STATEMENTS

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "estimate", "expect," "intend," "may", "should" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company's business and industry in general, estimated yields on investment, guidance for financial results for the second quarter of 2022, including the Company's estimated net income, earnings available for distribution ("EAD"), cash available for distribution ("CAD"), dividend coverage ratios and related assumption. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including the ultimate duration and severity of the COVID-19 pandemic, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or treat its impact, as well as those described in greater detail in our filings with the Securities and Exchange Commission, particularly those described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company's Annual Report on Form 10-K and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are EAD and CAD. EAD has replaced our prior presentation of Core Earnings. In addition, Core Earnings results from prior reporting periods have been relabeled EAD. In line with evolving industry practices, we believe EAD more accurately reflects the principal purpose of the measure than the term Core Earnings and will serve as a useful indicator for investors in evaluating our performance and our long-term ability to pay distributions.

EAD is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including net income (loss) attributable to non-controlling interests and realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. We use EAD to evaluate our performance which excludes the effects of certain GAAP adjustments and transactions that we believe are not indicative of our current operations and to assess our long-term ability to pay distributions. We believe providing EAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our long-term ability to pay distributions. We also use EAD as a component of the management fee paid to NREA (as defined below), our manager. EAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of EAD may not be comparable to EAD reported by other REITs.

We calculate CAD by adjusting EAD by adding back amortization of premiums, amortization and depreciation and amortization of deferred financing costs and by removing accretion of discounts and non-cash items, such as stock dividends. We use CAD to evaluate our performance and our current ability to pay distributions. We also believe that providing CAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our current ability to pay distributions. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of CAD may not be comparable to CAD reported by other REITs.

ADDITIONAL INFORMATION

For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, nref.nexpoint.com, under the "Financials" tab.

NEXPOINT REAL ESTATE FINANCE

Company Overview

NexPoint Real Estate Finance, Inc. ("NREF" or the "Company") is a publicly traded mortgage REIT ("mREIT"), with its shares listed on the New York Stock Exchange. The company concentrates on investments in real estate sectors where senior management has operating expertise, including multifamily, single-family rental ("SFR"), and self-storage, in the top 50 metropolitan statistical areas. The Company targets lending or investing in stabilized properties or properties with "light-transitional" business plans.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. ("NREA"), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate and fixed income experience.

NREF Total Return vs Peers[4]



80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-100.0%
NREF
ABR
BXMT
KREF
NYMT
STWD
TRTX
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22
Feb-22
Mar-22
Apr-22

(1) BASED ON MARCH 31, 2022, BOOK VALUE INCLUDING REDEEMABLE NCI IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY IN THIS PRESENTATION AND THE SHARE PRICE AS OF CLOSE OF TRADING APRIL 27, 2022

(2) IMPLIED DIVIDEND YIELD IS CALCULATED USING THE PROPOSED 2Q DIVIDEND OF $0.50 PER COMMON SHARE, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON APRIL 27, 2022

(3) AS OF THE CLOSE OF TRADING APRIL 27, 2022

(4) BLOOMBERG. TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING APRIL 27, 2022

4.5%
PREMIUM TO BOOK[1]

8.8%
IMPLIED DIVIDEND YIELD[2]

11.3%
INSIDER OWNERSHIP[3]

1Q 2022 HIGHLIGHTS

FINANCIAL

- 1Q 2022 net income of $18.7MM, with net income attributable to common stockholders of $12.9MM, or $0.81 per diluted common share; compared to net income of $21.0MM with net income attributable to common stockholders of $12.4MM, or $0.92 per diluted common share in 4Q 2021[1]
- 1Q 2022 earnings available for distribution of $27.1MM, or $1.23 per diluted common share compared to $11.8MM, or $0.54 per diluted common share in 4Q 2021[2]
- Book value of $471.0MM, or $21.78 per common share, including redeemable non-controlling interests in the Operating Partnership and excluding Series A Preferred Stock; a 1.3% increase over 4Q 2021 book value on a per share basis
- Paid a 1Q 2022 dividend of $0.50 per common share on March 31, 2022

PORTFOLIO

- Outstanding total portfolio of $1.6B, comprised of 70 investments[3]
- SFR, multifamily, life sciences and self-storage represent 44.0%, 53.7%, 2.1% and 0.2% of our debt portfolio, respectively
- Weighted average loan to value ("LTV")[4] and debt service coverage ratio ("DSCR") on our SFR, CMBS, CMBS IO strips, bridge loan, preferred and mezzanine investments are 67.7% and 1.87x[3], respectively
- As of April 27, 2022, there are no loans currently in forbearance in our portfolio
- During 1Q 2022, we originated a convertible note with an aggregate principal amount of $38.7MM
- On January 14, 2022, we purchased $19.6MM of a preferred equity investment with a current yield of 10.0%
- On January 25, 2021, three single-family rental first mortgage loans with an aggregate principal amount of $32.1MM were repaid in full for an IRR of 41.5%
- On January 27, 2022, we purchased $41.8MM of a preferred equity investment with a current yield of 10.5%
- On February 25, 2022, a $62.0MM single-family rental first mortgage loan was repaid in full for an IRR of 35.9%
- On March 31, 2022, we originated a $13.5MM bridge loan with a yield of WSJ Prime +150bps

CAPITALIZATION

- As of April 27, 2022, the Company's debt to book value ratio was 2.41x
- Secured credit facility, matched in structure and term of the underlying SFR loans, with a weighted average remaining term of 6.1 years as of March 31, 2022
- As of April 27, 2022, outstanding repo financing was $292.2MM, which equates to 57.2% advance rate on our CMBS B-Piece and IO Strip portfolio[5]
- On January 25, 2022, NREF issued $35.0MM of 5.75% Senior Unsecured Notes due in 2026
- In the first quarter, NREF issued 91,428 shares of its common stock through the Company's at-the-market (ATM) offering at an average gross price of $22.44 per share, for approximately $2.0MM of net cash proceeds

(1) DILUTED EPS INCLUDES THE DILUTIVE EFFECT OF THE REDEEMABLE NON CONTROLLING INTERESTS
(2) EARNINGS AVAILABLE FOR DISTRIBUTION PER DILUTED SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS. SEE "RECONCILIATIONS" SLIDE
(3) AS OF APRIL 27, 2022 AND CMBS B PIECES REFLECTED ON AN UNCONSOLIDATED BASIS
(4) LOAN TO VALUE IS GENERALLY BASED ON THE INITIAL LOAN AMOUNT DIVIDED BY THE AS–IS APPRAISED VALUE AS OF THE DATE THE LOAN WAS ORIGINATED OR BY THE CURRENT PRINCIPAL AMOUNT AS OF THE DATE OF THE MOST RECENT AS IS APPRAISED VALUE. FOR OUR CMBS B PIECES, LTV IS BASED ON THE WEIGHTED AVERAGE LTV OF THE UNDERLYING LOAN POOL.
(5) BASED ON ACTUAL COLLATERAL POSTED

1Q 2022 EARNINGS AND BOOK VALUE



Book Value Per Common Share Growth
-8.3%
3.4%
0.8%
5.4%
4.4%
0.2%
3.2%
2.2%
1.3%
$19.32
$17.72
$18.33
$18.48
$19.48
$20.33
$20.38
$21.04
$21.51
$21.78
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022

Earnings and Book Value

- Net interest income of $23.2MM, an increase of 188.3% over 4Q 2021
- Net income of $18.7MM, with net income attributable to common stockholders of $12.9MM, or $0.81 per diluted common share; compared to net income of $21.0MM with net income attributable to common stockholders of $12.4MM, or $0.92 per diluted common share in 4Q 2021
- Earnings available for distribution of $27.1MM, or $1.23 per diluted common share; compared to $0.54 per diluted common share in 4Q 2021
- BV per diluted common share including redeemable NCI in the Operating Partnership increased 1.3% to $21.78/share, compared to $21.51/share at the end of 4Q 2021



$21.51
$1.06
$0.02
$(0.01)
$(0.01)
$(0.04)
$(0.01)
$(0.17)
$(0.07)
$(0.50)
$21.78
4Q 2021 BV
Net Int Income
Unrealized Gain NSP
ATM
Other Income
Net Income (CMBS)
Income from RE
Operating Exp
Operating Exp
Dividend
1Q 2022 BV

NET INCOME, EAD AND CAD

Net Income (Loss) and EAD Per Diluted Share


$1.26
$0.43
(54.0)%
$0.58
(4.7)%
$0.41
101.7%
$1.17
24.4%
$0.51
(21.4)%
$0.92
5.9%
$0.54
(12.0)%
$0.81
127.8%
$1.23
(37.0)%
$0.51
(55.3)%
$0.55
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022 Est
Net Income (Loss)/Share
EAD/Share

EAD and CAD Per Diluted Share


$0.43
$0.47
$0.41
-%
$0.47
$0.51
31.9%
$0.62
$0.54
1.6%
$0.63
$1.23
150.8%
$1.58
$0.55
(59.5)%
$0.64
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022 Est
EAD/Share
CAD/Share

(1) NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 2Q 2022 IS ESTIMATED TO BE BETWEEN $7.6MM AND $9.3MM. SEE "RECONCILIATIONS" SLIDES.

Net Income, EAD, CAD and Guidance

NET INCOME/EAD/CAD:

- Net income per diluted common share for the 1Q 2022 is $0.81, compared to $0.92 per diluted common share reported in 4Q 2021
- 1Q 2022 EAD per diluted common share is $1.23, an increase of 127.8% compared to 4Q 2021 reported EAD per diluted common share
- 1Q 2022 CAD per diluted common share is $1.58, an increase of 150.8% compared to 4Q 2021 reported CAD per diluted common share due to an increase in SFR loan prepayments

GUIDANCE:

- 2Q 2022 EAD per diluted common share guidance is $0.55[1] at the mid-point
- 2Q 2022 CAD per diluted common share guidance is $0.64[1] at the mid-point

DIVIDEND AND COVERAGE

Dividend and EAD/CAD Coverage

1Q 2022 DIVIDEND:
- 1Q dividend of $0.50 per common share was paid March 31, 2022
- 1Q 2022 EAD dividend coverage is 2.46x
- 1Q 2022 CAD dividend coverage is 3.16x

2Q 2022 DIVIDEND:
- 2Q 2022 dividend of $0.50 per common share declared by the Board of Directors to be paid on June 30, 2022, no change from 1Q 2022 dividend per common share
- 2Q 2022 estimated EAD dividend coverage of 1.10x[1]
- 2Q 2022 estimated CAD dividend coverage of 1.28x[1]


EAD Dividend Coverage
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
0.91x
0.86x
1.07x
1.14x
2.46x
1.10x
$0.43
$0.48
$0.41
$0.48
$0.51
$0.48
$0.54
$0.48
$1.23
$0.50
$0.55
$0.50
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022 Est
EAD/Share
Dividend/Share
Coverage


CAD Dividend Coverage
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
0.99x
0.99x
1.31x
1.33x
3.16x
1.28x
$0.47
$0.48
$0.47
$0.48
$0.62
$0.48
$0.63
$0.48
$1.58
$0.50
$0.64
$0.50
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022 Est
CAD/Share
Dividend/Share
Coverage

(1) NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 2Q 2022 IS ESTIMATED TO BE BETWEEN $7.6MM AND $9.3MM. SEE "RECONCILIATIONS" SLIDES.

PORTFOLIO COMMENTARY

Defensive Portfolio Characteristics

The current portfolio consists of senior loans, mezzanine debt, preferred equity, a bridge loan, a multifamily property and common stock investments in short-duration lease-term assets (multifamily, SFR, self-storage, life sciences) that are geographically diverse in the United States. The portfolio has minimal exposure to construction loans, no heavy transitional loans, and no for-sale loans. As of April 27, 2022, there are no loans currently in forbearance in our portfolio.

MULTIFAMILY

- Historically low losses for Freddie Mac debt issuances secured by multifamily assets, including periods of market stress
- Aggregate losses in Freddie Mac's origination history have averaged 5 bps per year dating back to 1994[1]
- Since 2009 and through February 2022, there have been $40.6MM in losses on $485B of combined issuance[2]
- As of December 27, 2021, $2.1B of outstanding UPB, representing 0.6% of total securitized UPB, has entered forbearance[3]

SINGLE-FAMILY RENTAL

- Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR will exhibit resiliency akin to multifamily
- Current portfolio of SFR loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 6.1 years of average weighted term to maturity, and a 250 bps interest rate spread[4]
- Subject to Freddie Mac forbearance program to help mitigate cash flow interruptions to the bondholders

SELF-STORAGE

- Sticky COVID-related demand continues to be a tailwind moving into 2022
- Occupancies across the sector reman at all-time highs with other fundamentals remaining strong
- Historically, self-storage has outperformed other real estate asset types during economic downturns

LIFE SCIENCES

- Secular demand growth can be reliably estimated by looking into past performance over the last 10-15 years
- Increases in technology, spending and medical talent have created strong demand for real estate that meets unique and specific requirements

6.4
YEARS AVERAGE REMAINING TERM[5]

94.0%
OF PORTFOLIO STABILIZED[5]

67.7%
WEIGHTED AVG LOAN TO VALUE[5]

1.87x
WEIGHTED AVG DSCR[5]

(1) FREDDIE MAC; 4Q 2021
(2) FREDDIE MAC; FEBRUARY 2022
(3) DECEMBER (2021) SECURITIZATION FORBEARANCE REPORT – FREDDIE MAC
(4) AS OF MARCH 31, 2022
(5) AS OF APRIL 27, 2022, AND EXCLUDING THE NEXPOINT STORAGE PARTNERS, INC COMMON STOCK (FORMERLY, JCAP SERIES A PREFERRED), GLR COMMON STOCK AND THE HUDSON MONTFORD MULITFAMILY PROPERTY

PORTFOLIO COMMENTARY



MN
3%
NJ
3%
MD
4%
NV
5%
CA
6%
NC
3%
AZ
4%
TX
12%
GA
21%
FL
16%
LESS THAN 2.0% OF TOTAL

Geographic and Asset Type Exposure[1]



Life Sciences 2.1%
Self-Storage 0.2%
$1.6B
CURRENT PRINCIPAL[1]
SFR 44.0%
Multifamily
53.7%



Preferred 6.5%
Bridge 0.9%
Mezz 9.5%
Senior Loan
44.0%
IO Strips
4.6%
67.7%
WEIGHTED AVG LTV[1]
CMBS 34.5%

(1) AS OF FEBRUARY 11, 2021, AND EXCLUDING THE NEXPOINT STORAGE PARTNERS, INC COMMON STOCK (FORMERLY, JCAP SERIES A PREFERRED), GLR COMMON STOCK AND THE HUDSON MONTFORD MULTIFAMILY PROPERTY

PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	Senior Loan	Various	SFR	2/11/2020	$508,700	$76,810	4.65%	6.4	68.1%	
2	Senior Loan	Various	SFR	2/11/2020	51,304	7,376	4.74%	3.5	54.1%	
3	Senior Loan	Various	SFR	2/11/2020	37,245	5,572	5.55%	6.6	71.1%	
4	Senior Loan	Various	SFR	2/11/2020	10,307	1,559	4.72%	6.4	68.2%	
5	Senior Loan	Various	SFR	2/11/2020	10,355	1,599	5.35%	5.8	70.2%	
6	Senior Loan	Various	SFR	2/11/2020	10,523	1,567	5.30%	3.9	63.2%	
7	Senior Loan	Various	SFR	2/11/2020	9,583	1,449	6.10%	6.5	72.1%	
8	Senior Loan	Various	SFR	2/11/2020	8,876	1,363	5.88%	6.8	54.3%	
9	Senior Loan	Various	SFR	2/11/2020	7,570	1,160	5.34%	6.8	71.8%	
10	Senior Loan	Various	SFR	2/11/2020	6,659	1,021	5.46%	6.9	69.9%	
11	Senior Loan	Various	SFR	2/11/2020	6,512	945	5.47%	1.8	66.7%	
12	Senior Loan	Various	SFR	2/11/2020	5,760	871	5.99%	6.7	70.0%	
13	Senior Loan	Various	SFR	2/11/2020	5,526	836	5.24%	6.5	55.9%	
14	Senior Loan	Various	SFR	2/11/2020	5,464	739	5.33%	1.3	65.2%	
15	Senior Loan	Various	SFR	2/11/2020	5,238	798	5.46%	6.8	71.8%	
16	Senior Loan	Various	SFR	2/11/2020	4,627	709	5.35%	6.8	72.3%	
	Total SFR				**694,249**	**104,374**	**4.82%**	**6.1**	**67.1%**	
1	CMBS B-Piece	Various	Multifamily	2/11/2020	30,638[5]	$13,356	5.58%	3.9	63.2%	
2	CMBS B-Piece	Various	Multifamily	2/11/2020	34,825[5]	16,511	6.24%	4.7	62.6%	
3	CMBS B-Piece	Various	Multifamily	4/23/2020	81,999[5]	25,163	3.62%	7.9	63.2%	
4	CMBS B-Piece	Various	Multifamily	7/30/2020	47,339[5]	20,809	9.24%	5.2	66.7%	
5	CMBS B-Piece	Various	Multifamily	8/6/2020	108,643[5]	26,388	11.43%[6]	8.2	69.0%	
6	CMBS B-Piece	Various	Multifamily	4/20/2021	70,850[5]	28,182	6.30%	8.9	70.2%	
7	CMBS B-Piece	Various	Multifamily	6/30/2021	108,305[5]	31,906	6.88%[6]	4.8	66.1%	
8	CMBS B-Piece	Various	Multifamily	12/9/2021	61,277[5]	24,904	5.30%	2.6	74.9%	
	Total CMBS B-Piece				**543,876**	**187,219**	**7.13%**	**6.2**	**67.4%**	

*SEE FOOTNOTES ON FOLLOWING PAGE

PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	CMBS IO Strip	Various	Multifamily	5/18/2020	$2,448[7]	$783	2.09%	24.5	65.1%	
2	CMBS IO Strip	Various	Multifamily	8/6/2020	7,859[7]	3,124	0.10%	8.2	69.0%	
3	CMBS IO Strip	Various	Multifamily	8/6/2020	21,860[7]	8,093	3.09%	8.2	69.0%	
4	CMBS IO Strip	Various	Multifamily	4/28/2021	7,233[7]	1,758	1.71%	7.8	63.2%	
5	CMBS IO Strip	Various	Multifamily	5/27/2021	4,666[7]	1,374	3.50%	8.2	67.2%	
6	CMBS IO Strip	Various	Multifamily	6/7/2021	578[7]	195	2.39%	6.7	63.8%	
7	CMBS IO Strip	Various	Multifamily	6/11/2021	11,567[7]	4,874	1.37%	6.7	62.9%	
8	CMBS IO Strip	Various	Multifamily	6/21/2021	1,974[7]	638	1.30%	6.7	63.8%	
9	CMBS IO Strip	Various	Multifamily	8/10/2021	3,226[7]	1,079	1.96%	7.6	68.3%	
10	CMBS IO Strip	Various	Multifamily	8/11/2021	1,678[7]	571	3.20%	9.3	67.1%	
11	CMBS IO Strip	Various	Multifamily	8/24/2021	316[7]	294	2.70%	8.8	61.3%	
12	CMBS IO Strip	Various	Multifamily	9/1/2021	4,794[7]	4,424	2.04%	8.2	66.7%	
13	CMBS IO Strip	Various	Multifamily	9/11/2021	4,806[7]	4,534	3.05%	9.3	62.7%	
	Total CMBS IO Strip				**73,005**	**31,741**	**2.18%**	**8.5**	**66.4%**	
1	Mezzanine	Houston, TX	Multifamily	6/12/2020	$7,500	$7,500	11.00%	1.3	79.3%	
2	Mezzanine	Philadelphia, PA	Multifamily	10/20/2020	14,253	5,964	7.59%	7.2	89.4%	
3	Mezzanine	Laurel, MD	Multifamily	10/20/2020	12,000	5,015	7.71%	9.0	84.9%	
4	Mezzanine	White Marsh, MD	Multifamily	10/20/2020	10,380	4,338	7.42%	9.3	84.8%	
5	Mezzanine	Cockeysville, MD	Multifamily	10/20/2020	9,610	4,016	7.42%	9.3	84.3%	
6	Mezzanine	Laurel, MD	Multifamily	10/20/2020	7,390	3,089	7.42%	9.3	80.3%	
7	Mezzanine	North Aurora, IL	Multifamily	10/20/2020	6,829	2,845	7.53%	6.8	71.0%	
8	Mezzanine	Lakewood, NJ	Multifamily	10/20/2020	5,540	2,309	7.33%	7.1	81.1%	
9	Mezzanine	Wilmington, DE	Multifamily	10/20/2020	5,470	2,280	7.50%	7.1	89.3%	
10	Mezzanine	Urbandale, IA	Multifamily	10/20/2020	4,010	1,670	7.89%	6.7	83.8%	
11	Mezzanine	Daytona Beach, FL	Multifamily	10/20/2020	3,700	1,541	7.83%	6.5	81.5%	
12	Mezzanine	Rosedale, MD	Multifamily	10/20/2020	3,620	1,513	7.42%	9.3	83.3%	

*SEE FOOTNOTES ON FOLLOWING PAGE

PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
13	Mezzanine	Atlanta, GA	Multifamily	10/20/2020	3,310	1,380	6.91%	7.3	80.3%	
14	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	3,000	1,254	7.32%	9.3	83.1%	
15	Mezzanine	Des Moines, IA	Multifamily	10/20/2020	2,880	1,200	7.89%	6.7	81.6%	
16	Mezzanine	Tyler, TX	Multifamily	10/20/2020	2,135	889	7.74%	6.5	83.1%	
17	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	1,500	627	7.22%	9.6	78.6%	
18	Mezzanine	Las Vegas, NV	Multifamily	10/20/2020	1,190	496	7.71%	6.9	75.5%	
19	Mezzanine	Vancouver, WA	Multifamily	10/20/2020	1,082	452	8.70%	8.6	84.3%	
20	Mezzanine	Los Angeles, CA	Multifamily	1/21/2021	24,844	24,521	13.50%	1.8	N/A	
21	Mezzanine	Irving, TX	Multifamily	11/18/2021	12,600	12,479	11.24%	6.7	91.9%	
22	Mezzanine	Rogers, AR	Multifamily	12/29/2021	7,760	7,682	11.24%	2.8	86.6%	
	Total Mezzanine				**150,603**	**93,060**	**9.19%**	**6.3**	**70.3%**	
1	Preferred Equity	Houston, TX	Multifamily	5/29/2020	10,000	10,000	11.00%	8.1	73.4%	
2	Preferred Equity	Holly Springs, NC	Life Sciences	9/29/2021	7,058	7,029	10.00%	1.5	N/A	
3	Preferred Equity	Atlanta, GA	Multifamily	10/26/2021	9,750	9,663	11.00%	2.6	92.3%	
4	Preferred Equity	Danbury, CT	Life Sciences	11/18/2021	6,878	6,849	10.00%	1.5	46.0%	
5	Preferred Equity	Las Vegas, NV	Multifamily	12/28/2022	46,847	46,847	10.50%	9.9	98.7%	
6	Preferred Equity	Vacaville, CA	Life Sciences	1/14/2022	19,496	19,399	10.00%	1.5	21.8%	
7	Preferred Equity	Beaumont, TX	Self-Storage	4/7/2022	2,678	2,651	10.24%	8.4	N/A	
	Total Preferred Equity				**102,707**	**102,438**	**10.43%**	**6.3**	**75.5%**	
1	Bridge	Las Vegas, NV	Multifamily	3/31/2022	13,500	13,433	5.0%	0.5	N/A	
1	Common Stock	N/A	Self-Storage	11/6/2020	N/A	$58,460	N/A	N/A	N/A	
2	Common Stock	N/A	Ground Lease	4/14/2022	N/A	$25,000	N/A	N/A	N/A	
	Total Common Stock				**N/A**	**$83,460**	**N/A**	**N/A**	**N/A**	
1	Multifamily Property	Charlotte, NC	Multifamily	12/31/2021	N/A	$29,625	N/A	N/A	N/A	
	Portfolio Total				**$1,577,940**	**$645,350**	**6.28%**	**6.4**	**67.7%**	**1.87x**

*SEE FOOTNOTES ON FOLLOWING PAGE

PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

(1) OUR TOTAL PORTFOLIO REPRESENTS THE CURRENT PRINCIPAL AMOUNT OF THE CONSOLIDATED SFR LOANS, MEZZANINE LOANS, PREFERRED EQUITY, AND COMMON STOCK, AS WELL AS THE NET EQUITY OF OUR CMBS B PIECE INVESTMENTS.
(2) NET EQUITY REPREESENTS THE CARRYING VALUE LESS BORROWINGS.
(3) THE WEIGHTED AVERAGE COUPON IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE.
(4) THE WEIGHTED AVERAGE LIFE IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE AND ASSUMES NO PREPAYMENTS. THE MATURITY DATE USED FOR PREFERRED EQUITY INVESTMENTS REPRESENTS THE MATURITY DATE OF THE SENIOR MORTGAGE, AS THE PREFERRED EQUITY INVESTMENTS HAVE NO STATED MATURITY DATE AND REQUIRE REPAYMENT UPON THE SALE OR REFINANCING OF THE ASSET.
(5) THE CMBS B PIECES ARE SHOWN ON AN UNCONSOLIDATED BASIS REFLECTING THE VALUE OF OUR INVESTMENTS.
(6) REPRESENTS THE BOND EQUIVALENT YIELD FOR THE FIXED RATE CMBS B PIECE.
(7) CURRENT PRINCIPAL FOR CMBS IO STRIPS ARE SHOWN AS CURRENT COST

FINANCIALS

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Income Statement

For the three months ended	March 31, 2022	December 31, 2021
Interest income	$31,973	$15,927
Interest expense	(8,818)	(7,896)
Net interest income	23,155	8,031
Other income (loss)	(786)	16,433
Total operating expenses	(3,632)	(3,507)
Net income	**18,737**	**20,957**
Preferred stock dividends	(874)	(882)
Net income attributable to redeemable NCI	(4,943)	(7,640)
Net income attributable to common stockholders	**$12,920**	**$12,435**
Weighted average common shares outstanding, diluted[1]	22,030	21,911
Net income per share, diluted	**$0.81**	**$0.92**

Book Value

	March 31, 2022	December 31, 2021
Common stockholders' equity	$321,782	$200,503
Redeemable noncontrolling interests in the OP	149,261	261,423
Total equity	**$471,043**	**$461,926**
Redeemable OP and Sub OP units	7,138	12,308
Common shares outstanding	14,485	9,164
Combined book value per share	**$21.78**	**$21.51**

Balance Sheet

	March 31, 2022	December 31, 2021
Cash and cash equivalents	$35,243	$26,459
Restricted cash	180	6,773
Bridge loan	13,433	-
Real estate investment, net	61,346	62,269
Loans, held for investment, net	311,630	241,517
Common stock investment, at fair value	58,789	58,460
Mortgage loans, held for investment, net	744,525	847,364
Accrued interest and dividends	10,231	8,319
Mortgage loans held in variable interest entities, at fair value	6,716,235	7,192,547
CMBS structured pass through certificates, at fair value	68,133	69,816
Accounts receivable and other Assets	1,710	393
Total Assets	**$8,021,455**	**$8,513,917**
Secured financing agreements, net	$699,816	$786,226
Master repurchase agreements	296,991	286,324
Unsecured Notes, net	202,695	168,325
Mortgages payable, net	32,188	32,176
Accounts payable and other accrued liabilities	6,492	3,903
Accrued interest payable	7,697	3,985
Bonds payable held in variable interest entities, at fair value	6,266,928	6,726,272
Total Liabilities	**7,512,807**	**8,007,211**
Redeemable NCI in the Operating Partnership	149,261	261,423
Total Stockholders Equity	359,387	245,283
Total Liabilities and Stockholders' Equity	**$8,021,455**	**$8,513,917**

(1) DILUTED EPS INCLUDES THE DILUTIVE EFFECT OF THE REDEEMABLE NON CONTROLLING INTERESTS

RECONCILIATIONS

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of 2Q 2022 Net Income to EAD

	Low	Mid	High
For the three months ended	Jun. 30, 2022	Jun. 30, 2022	Jun. 30, 2022
Net income attributable to common stockholders	$7,633	$8,485	$9,336
Net income attributable to redeemable noncontrolling interests	$2,657	$2,923	$3,189
Adjustments:			
Amortization of stock based compensation	880	880	880
EAD	**$11,170**	**$12,288**	**$13,405**
Weighted average common shares outstanding, basic	15,203	15,203	15,203
Weighted average common shares outstanding, diluted[1]	22,341	22,341	22,341
EAD per diluted weighted average share	**$0.50**	**$0.55**	**$0.60**
Announced 2Q dividend	$0.50	$0.50	$0.50
Estimated 2Q dividend coverage ratio	1.00x	1.10x	1.20x

Reconciliation of 2Q 2022 EAD to CAD

	Low	Mid	High
For the three months ended	Jun. 30, 2022	Jun. 30, 2022	Jun. 30, 2022
EAD	$11,170	$12,288	$13,405
Adjustments:			
Amortization of premiums	4,352	4,352	4,352
Accretion of discounts	(3,284)	(3,284)	(3,284)
Amortization and depreciation	943	943	943
Cash Available for Distribution	**$13,181**	**$14,299**	**$15,416**
Weighted average common shares outstanding, basic	15,203	15,203	15,203
Weighted average common shares outstanding, diluted[1]	22,341	22,341	22,341
CAD per diluted weighted average share	**$0.59**	**$0.64**	**$0.69**
Announced 2Q dividend	$0.50	$0.50	$0.50
Estimated 2Q dividend coverage ratio	1.18x	1.28x	1.38x

(1) WEIGHTED AVERAGE DILUTED SHARES ASSUMED VESTING OF ALL OUTSTANDING RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS

RECONCILIATIONS

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Net Income (Loss) to Earnings Available for Distribution

	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Net income attributable to common stockholders	$12,920	$12,435	$13,233	$5,542	$8,367
Net income attributable to redeemable noncontrolling interests	4,943	7,640	11,084	5,834	15,829
Adjustments:					
Amortization of stock based compensation	673	538	538	557	391
Loan loss provision, net	-	-	-	-	124
Unrealized (gains) or losses	8,545	(8,832)	(14,336)	(3,859)	(16,476)
Earnings Available for Distribution	**$27,081**	**$11,781**	**$10,519**	**$8,074**	**$8,235**
Weighted average common shares outstanding, basic	13,855	9,163	6,863	5,306	5,023
Weighted average common shares outstanding, diluted[1]	22,030	21911	20,712	19,603	19,199
EAD per diluted weighted average share	**$1.23**	**$0.54**	**$0.51**	**$0.41**	**$0.43**
Dividend per common share	**$0.500**	**$0.475**	**$0.475**	**$0.475**	**$0.475**
EAD dividend coverage ratio	**2.46x**	**1.14x**	**1.07x**	**0.87x**	**0.91x**

(1) WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS

RECONCILIATIONS

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Earnings Available for Distribution to CAD

	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Earnings Available for Distribution	$27,081	$11,781	$10,519	$8,074	$8,235
Adjustments:					
Amortization of premiums	9,900	5,337	5,390	2,808	2,516
Accretion of discounts	(3,030)	(3,271)	(2,976)	(1,680)	(1,668)
Amortization and depreciation	944	-	-	-	-
Amortization of deferred financing costs	12	-	-	-	-
Cash Available for Distribution	**$34,907**	**$13,847**	**$12,933**	**$9,202**	**$9,083**
Weighted average common shares outstanding, basic	13,855	9,163	6,863	5,306	5,023
Weighted average common shares outstanding, diluted[1]	22,030	21,911	20,721	19,603	19,199
CAD per diluted weighted average share	**$1.58**	**$0.63**	**$0.62**	**$0.47**	**$0.47**
Dividend per common share	**$0.500**	**$0.475**	**$0.475**	**$0.475**	**$0.475**
CAD dividend coverage ratio	**3.16x**	**1.33x**	**1.31x**	**0.99x**	**0.99x**

(1) WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS